As filed with the Securities and Exchange Commission on September 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

7101 West 78th Street, Suite 201, Bloomington, MN 55439
(Address of principal executive offices) (Zip code)

Andrew S. Wyatt
Cornerstone Capital Management, Inc.
7101 West 78th Street, Suite 201
Bloomington, MN 55439
(Name and address of agent for service)

(952) 224-7071
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

KEYSTONE
MUTUAL FUNDS

91213C
100

# Keystone Mutual Funds Annual Report

June 30, 2010

KLGAX
KLGCX
KLGIX

www.keystonefunds.com

July 29, 2010

Message To Shareholders

Keystone Large Cap Growth Fund

Investment Objective: long-term growth of capital

How did the fund perform for the fiscal year ended June 30, 2010?
The Keystone Large Cap Growth Fund (the “fund”), Class A shares, returned 4.25% for the fiscal year ended June 30, 2010 without taking the sales charge into account.  By comparison, the fund’s benchmark, the Russell 1000 Growth Index*, returned 13.74% for the same period.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

How did market conditions affect stock market performance during the fiscal year?
When the Keystone Large Cap Growth Fund began the last fiscal year, we believed the worst of the credit crisis and economic uncertainty was behind us.  There was light at the end of the tunnel, however, that light was dim due to the distance that had to be travelled before we could get close to “normalized earnings”.  Consequently, some of the aggressiveness had been removed from the portfolio.

The market rally,which marked the first six months of 2009, was driven by a decidedly positive turn in many economic statistics and a redeployment of investor cash from low yielding fixed income securities back into the equity markets.  Many investors that called for pullbacks indicated that they would “buy the dip” – so the dip never came.Cash for Clunkers stimulated demand in August; however, sales collapsed when the program ended. Expectations started to be missed: durable goods orders, existing house sales, and the money supply all were weaker than expected.Unemployment hovered near 10%, credit extensions did not reignite consumer spending as in the past, and significant new government regulations and mandates began to take hold crimping capital formation and investment, profitability, job growth, and economic growth in this country.

The US equity markets continued to climb a wall of worry during the first quarter of 2010, overcoming many headwinds to economic growth.  We were encouraged by many economic data points which were pointing toward a cyclical recovery.  Finally, emerging market demand became increasingly important to global gross domestic product (GDP), and specifically to US exporters and the US economy.  The deleveraging of US consumers and the emergence of an enormous middle class in China and other developing economies should begin to change the nature of this and future economic recoveries from past ones where US consumers with ready access to credit drove global economic cycles.  If the Chinese government allows the Renminbi to begin to appreciate again, millions of Chinese consumers will enjoy greater purchasing power.  Apple iPhones, Colgate toothpaste, Disney movies, General Mills cereal, and Guess jeans will not seem quite as expensive to consumers.  Cessna business jets (fromTextron),Terex aerial work platforms, and Hewlett Packard servers will cost less to Chinese businesses.  Unfortunately, oil, copper, and other industrial commodities currently priced in dollars should see increased demand which in turn should drive their prices higher.

The second quarter of 2010 gave equity investors quite a bumpy ride. Investors became skittish, running away from controversy.  Market leadership narrowed due to a lack of investor conviction.  We believe that investor skittishness is overdone, the market is attractively valued, and individual stock selection based on earnings and cash flow should be rewarded.  Macroeconomic and government regulation/investigation/taxation fears have driven equity valuations down to very attractive levels.  Bond yields have also been driven down in the de-risking process to levels that we believe are bordering on irrational.  Despite recent economic data pointing to the potential for a “Soft Patch”, economic data were still in a longer term uptrend.  We have identified a group of stocks that we believe should benefit from product cycles, emerging market economic growth, and/or commodity price inflation and trade at attractive valuations. Since operating leverage has begun to plateau, earnings estimate revisions will increasingly be dependent on sales growth.Our process is deeply focused on top line revenue growth,with a particular bias for organic revenue growth.Within the context of the macro and geopolitical environment we find ourselves in,we look for upside to the consensus revenue estimates driven by productive R&D (Research & Development) efforts in adjacent markets, product line expansions, or geographic expansions of proven products.The effect of a weaker Euro and slowing economic activity throughout the Euro zone on the profitability of US companies is containable.  Many of the companies actively hedge their currency exposure. Most have natural hedges. In the last week of June 2010, the Russell 1000 Growth Index (“RLG”) experienced some significant changes to the sector weightings.  We took no actions as a result of these sector weight changes. In fact, these sector weight changes by the index moved the index closer to our weightings in almost every case.  As a result of these moves, we have 46 names in the portfolio and the Beta of the portfolio, relative to the Russell 1000 Growth, has increased to 1.27.  The top ten names represent 38.2% of the portfolio.  We are staying the course, remaining true to our investment style and process.  We are positioned for a potentially significant valuation rebound as sentiment regarding economic activity, government legislation/regulation, and the earnings prospects for our stocks improves.

What worked for the fund and why?
We favored strong multinational companies that are leveraged to the faster economic growth in resource rich developing countries.  We believe US consumers, without access to enlarged credit lines, won’t be able to power the global economy as they have in the past. Furthermore, economic growth from China, Brazil and others are putting significant new demands on the world’s commodity supplies.  Resource rich developing countries should benefit from high prices of these global commodities. We believe the US dollar should fall in value even if interest rates rise.  We believe the purchasing power of emerging market consumers will grow and global brands will be favored.  The portfolio is composed of many companies that are potential beneficiaries of these themes.

Consequently, in an effort to “skate to where the puck is going”, we reduced our exposure to financial stocks and have increased our positions in healthcare stocks.  Healthcare stocks appear very attractive to us due to their very high free cash flow multiples.  Technology stocks also continue to be attractive on a free cash flow multiple basis.  In addition, over the course of the last few months, we increased our holdings in consumer staples stocks.  We believe the market is transitioning from one focused on a cyclical recovery to a more normal environment where earnings revisions drive share prices.

What did not work for the fund and why?
The Fund’s exposure to Energy through its holdings in Petrohawk and Anadarko Petroleum Corp. resulted in 246 bps of its relative underperformance.  Our expectation was one of economic growth and as a result rising energy prices failed to materialize. The Fund’s holdings in Materials and Information Technology also cost the portfolio on a relative basis, 133bps and 119bps; as constant fears of a “double dip” in the economy weighed on our holdings.

What strategic moves were made by the fund and why?
The main strategies benefiting the fund during this fiscal year were our fundamental research and our active trading strategy.  We are short-term contrarians within the context of being long-term fundamental investors .As a result we use our proprietary research to drive our active trading.  This allows us to concentrate the number of names in the portfolio during times of market stress, while expanding the number of names in times of optimism.  This has allowed us to benefit during times of  market volatility.

Sincerely,

Andrew S.Wyatt	Thomas G. Kamp
Chairman of the Board	Chief Investment Officer

Must be preceded or accompanied by a prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  You cannot invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Mutual fund investing involves risk; principal loss is possible.  The Fund concentrates its investments in a limited number of companies, and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  The Fund may also purchase foreign securities or use derivatives, which involve additional risks. Please refer to the prospectus for further information concerning the risks of investing in the Fund.

Performance data quoted represents past performance. Past performance does not guarantee future results.

Investment performance reflects fee waivers recoupment and in the absence of such recoupment, total return would be higher.

Investment performance may reflect fee waivers and in the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of fund holdings.

Beta:  Beta measures the volatility of the fund, as compared to that of the overall market.  The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Cash Flow:  Cash flow measures the cash generating capability of a company by adding non-cash changes (e.g. depreciation) and interest expense to pretax income.

Free Cash Flow:  Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Basis Point:  Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Estimated earnings per share growth rate is not a measure of a Fund’s future performance.

The opinions expressed in this report are just that-informed opinions. They should not be considered promises or advice.  Investment decisions reflect a variety of factors, and views in this report about individual stocks, sectors and the markets may change at any time.  Also, please keep in mind that the information and opinions cover the period through the date on the front of this report.

The Keystone Large Cap Growth Fund is distributed by Quasar Distributors, LLC.

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. Keystone Mutual Funds Annual Report

			Expenses Paid
	Beginning Account	Ending Account	During Period1	Annualized
	Value (1/1/2010)	Value (6/30/2010 )	(1/1/2010 to 6/30/2010)	Expense Ratio
Class A Actual	$1,000.00	$862.60	$6.70	1.45%
Class A Hypothetical
(5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Class C Actual	$1,000.00	$859.60	$10.14	2.20%
Class C Hypothetical
(5% return before expenses)	$1,000.00	$1,013.88	$10.99	2.20%
Class I Actual	$1,000.00	$863.60	$5.54	1.20%
Class I Hypothetical
(5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days (the number of days in the most recent half-year)/365 days (to reflect the one-half year period) .

Allocation of Portfolio Assets

(Calculated as a Percentage of Net Assets[1])

Technology Software
19.5%
Technology Services
15.6%
Health Care Products
14.6%
Consumer Merchandising
13.3%
Industrials
11.9%
Energy
8.4%
Consumer Staples
6.4%
Financial Institutions
5.2%
Materials
4.0%
Mutual Fund Investments
1.2%

[1] Total Net Assets on June 30, 2010 were $179,557,522.

Keystone Mutual Funds
Schedule of Investments

Keystone Large Cap Growth Fund
		June 30, 2010

Security Description	Shares	Fair Value
COMMON STOCKS - 98.9%
Consumer Merchandising - 13.3%
Amazon.com, Inc. *	30,813	$3,366,628
Apollo Group, Inc. *	128,391	5,452,766
Best Buy, Inc.	34,270	1,160,382
Dicks Sporting Goods *	93,925	2,337,793
Guess?, Inc.	45,747	1,429,136
Nordstrom, Inc.	47,581	1,531,632
priceline.com Incorporated *	18,881	3,333,252
Scripps Networks Interactive Inc.	26,041	1,050,494
Target Corp.	46,863	2,304,254
Walt Disney Co.	59,871	1,885,936
		23,852,273
Consumer Staples - 6.4%
Costco Wholesale Corporation	63,697	3,492,507
Diageo PLC ADR	35,353	2,218,047
Philip Morris International, Inc.	126,257	5,787,621
		11,498,175
Energy - 8.4%
Andarko Petroleum Corporation	123,970	4,474,077
Petrohawk Energy Corp. *	310,506	5,269,287
Schlumberger Limited ^	72,691	4,022,720
Weatherford International, Ltd. * ^	102,484	1,346,640
		15,112,724
Financial Institutions - 5.2%
Bank of America Corporation	270,742	3,890,563
Goldman Sachs Group, Inc.	41,765	5,482,492
		9,373,055
Health Care Products - 14.6%
Celgene Corp. *	76,480	3,886,714
Gilead Sciences, Inc. *	204,709	7,017,425
Myriad Genetics, Inc. *	216,891	3,242,520
NuVasive, Inc. *	36,389	1,290,354
St. Jude Medical, Inc. *	41,842	1,510,078
UnitedHealth Group, Inc.	79,541	2,258,964
Vertex Pharmaceuticals Incorporated *	55,626	1,830,095
WellPoint, Inc. *	105,157	5,145,332
		26,181,482

The accompanying Notes to Financial Statements are an integral part of these statements.

	Security Description	Shares	Fair Value

	Industrials - 11.9%
	Deere & Company	60,559	3,371,925
	Fluor Corp.	112,703	4,789,878
	Goodrich Corporation	50,560	3,349,600
	Honeywell International, Inc.	119,746	4,673,686
	Joy Global Inc.	44,742	2,241,127
	Textron Inc.	176,296	2,991,743
			21,417,959
	Materials - 4.0%
	Dow Chemical Company	145,382	3,448,461
	Freeport-McMoRan Copper & Gold, Inc.	61,543	3,639,038
			7,087,499
	Technology Services - 15.6%
	Acme Packet, Inc. *	76,183	2,047,799
	Baidu, Inc. ADR *	48,110	3,275,329
	Broadcom Corporation	159,629	5,262,968
	Mastercard, Inc.	22,834	4,556,068
	Qualcomm, Inc.	226,484	7,437,735
	The Western Union Company	361,391	5,388,340
			27,968,239
	Technology Software - 19.5%
	Adobe Systems, Inc. *	168,761	4,460,353
	Apple Computer, Inc. *	54,174	13,626,386
	Hewlett-Packard Co.	201,794	8,733,644
	Oracle Corporation	381,940	8,196,432
			35,016,815
	TOTAL COMMON STOCKS (Cost $192,671,006)		177,508,221

	MUTUAL FUND INVESTMENTS - 1.2%
	AIM STIT-STIC Prime Portfolio	2,229,890	2,229,890
	TOTAL MUTUAL FUND INVESTMENTS (Cost $2,229,890)		2,229,890

	Total Investments (Cost $194,900,896) - 100.1%		179,738,111
	Liabilities in Excess of Other Assets - (0.1)%		(180,589)
	TOTAL NET ASSETS - 100.0%		$179,557,522

ADR	American Depository Receipt
*	Non Income Producing Security
^	Foreign Issued Security (traded on U.S. Exchange)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Assets & Liabilities

Keystone Large Cap Growth Fund

June 30, 2010
ASSETS
Investments, at cost	$194,900,896
Investments, at fair value	$179,738,111
Receivable from investments sold	2,343,706
Dividend receivable	171,586
Receivable for Fund shares sold	598,076
Other assets	60,848
Total Assets	182,912,327
LIABILITIES
Payable for investments purchased	2,745,047
Payable for Fund shares redeemed	250,993
Investment advisory fees payable	94,117
Administration fee payable	40,225
Rule 12b-1 fees payable	107,613
Accrued expenses and other liabilities	116,810
Total Liabilities	3,354,805
Net Assets	$179,557,522
NET ASSETS CONSIST OF:
Paid in capital	$218,808,370
Accumulated net realized loss	(24,088,063)
Net unrealized depreciation on investments	(15,162,785)
Net Assets	$179,557,522
CLASS A SHARES (unlimited shares authorized)
Net assets	$171,329,686
Shares issued and outstanding	8,119,486
Net asset value, redemption price and minimum
offering price per share	$21.10
CLASS C SHARES (unlimited shares authorized)
Net assets	$709,437
Shares issued and outstanding	34,494
Net asset value, redemption price and offering
price per share	$20.57
CLASS I SHARES (unlimited shares authorized)
Net assets	$7,518,399
Shares issued and outstanding	355,686
Net asset value, redemption price and offering
price per share	$21.14

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statement of Operations

Keystone Large Cap Growth Fund

For the
Year Ended
June 30, 2010
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $8,547)	$ 1,659,750
Interest income	4,344
Total Investment Income	1,664,094

EXPENSES
Investment advisory fees (Note 3)	1,198,142
Administration fees	163,829
Transfer agent fees and expenses	140,749
Legal fees	89,870
Printing and postage expenses	66,712
Registration fees	59,326
Portfolio accounting fees	55,606
Insurance fees	31,385
Audit and tax fees	29,851
Custody fees	29,743
Trustees' fees and expenses	28,500
12b-1 shareholder servicing fees - Class A	469,914
12b-1 shareholder servicing fees - Class C	6,684
Other	3,324
Total Expenses	2,373,635
Recovery of previous waivers and reimbursements by advisor	156,920
Gross Expenses	2,530,555
Net Investment Loss	(866,461)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTION CONTRACTS
Net realized gain on investments	14,466,453
Net realized gain on option contracts	645,813
Net change in unrealized depreciation on investments	(16,222,006)
Net Realized and Unrealized Loss on Investments and Option Contracts	(1,109,740)
Change in Net Assets Resulting from Operations	($1,976,201)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Statements of Changes in Net Assets

Keystone Large Cap Growth Fund

	For the Year Ended	For the Year Ended
	June 30, 2010	June 30, 2009

OPERATIONS
Net investment loss	($866,461)	($316,351)
Net realized gain (loss) on investments	14,466,453	(39,033,258)
Net realized gain on option contracts	645,813	-
Net change in unrealized appreciation (depreciation) on investments	(16,222,006)	8,498,462
Change in Net Assets Resulting from Operations	(1,976,201)	(30,851,147)
CAPITAL SHARE TRANSACTIONS
Proceeds from shareholder subscriptions	134,612,974	39,711,784
Payments for redemptions	(59,615,825)	(23,324,303)
Change in Net Assets from Capital Share Transactions	74,997,149	16,387,481
Change in Net Assets	73,020,948	(14,463,666)
Net Assets, Beginning of Period	106,536,574	121,000,240
Net Assets, End of Period	$179,557,522	$106,536,574
Undistributed Net Investment Loss	$ -	$ -

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund - Class A

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007(1)
Net Asset Value, Beginning of Period	$20.24	$26.43	$30.30	$25.00

Net investment loss (2)	(0.12)	(0.06)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	0.98	(6.13)	(1.12)	5.66

Total from Investment Operations	0.86	(6.19)	(1.28)	5.52

Distributions from net realized gain	-	-	(2.53)	(0.22)
Distributions from return of capital	-	-	(0.06)	-

Total Distributions	-	-	(2.59)	(0.22)

Net Asset Value, End of Period	$21.10	$20.24	$26.43	$30.30

Total return	4.25%	(23.42)%	(5.29)%	22.16%	(3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$171,329,686	$106,119,082	$120,413,870	$82,240,151
Ratio of expenses to average net assets:
Before expense waivers and reimbursements and recapture	1.39%	1.54%	1.64%	2.32%	(4)
After expense waivers and reimbursements and recapture	1.48%	1.50%	1.50%	1.50%	(4)
Ratio of net investment loss to average
net assets:
Before expense waivers and reimbursements and recapture	(0.42)%	(0.37)%	(0.68)%	(1.37)%	(4)
After expense waivers and reimbursements and recapture	(0.51)%	(0.33)%	(0.54)%	(0.55)%	(4)
Portfolio turnover rate (5)	132%	192%	142%	157%	(3)

(1) Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
(2) Calculated using average shares outstanding method.
(3) Not annnualized.
(4) Annnualized.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund - Class C

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	June 30, 2010	June 30, 2009	June 30, 2008	June 30, 2007(1)
Net Asset Value, Beginning of Period	$19.87	$26.12	$30.12	$25.00

Net investment loss (2)	(0.28)	(0.20)	(0.36)	(0.35)
Net realized and unrealized gain (loss) on investments	0.98	(6.05)	(1.05)	5.69

Total from Investment Operations	0.70	(6.25)	(1.41)	5.34

Distributions from net realized gain	-	-	(2.53)	(0.22)
Distributions from return of capital	-	-	(0.06)	-

Total Distributions	-	-	(2.59)	(0.22)

Net Asset Value, End of Period	$20.57	$19.87	$26.12	$30.12

Total return	3.52%	(23.93)%	(5.81)%	21.44%	(3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$709,437	$417,492	$586,370	$162,431
Ratio of expenses to average net assets:
Before expense waivers and reimbursements and recapture	2.11%	2.24%	2.34%	3.02%	(4)
After expense waivers and reimbursements and recapture	2.20%	2.20%	2.20%	2.20%	(4)
Ratio of net investment loss to average
net assets:
Before expense waivers and reimbursements and recapture	(1.14)%	(1.07)%	(1.38)%	(2.07)%	(4)
After expense waivers and reimbursements and recapture	(1.23)%	(1.03)%	(1.24)%	(1.25)%	(4)
Portfolio turnover rate (5)	132%	192%	142%	157%	(3)

Reflects operations for the period from August 7, 2006 (commencement of operations) to June 30, 2007.
Calculated using average shares outstanding method.
Not annnualized.
(4)	Annnualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds
Financial Highlights

Keystone Large Cap Growth Fund - Class I

	For the Year Ended
	June 30, 2010 (1)
Net Asset Value, Beginning of Period	$22.64

Net investment loss (2)	(0.04)
Net realized and unrealized gain on investments	(1.46)

Total from Investment Operations	(1.50)

Distributions from net realized gain	-
Distributions from return of capital	-

Total Distributions	-

Net Asset Value, End of Period	$21.14

Total return	(6.63)%	(3)

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$7,518,399
Ratio of expenses to average net assets:
Before expense waivers and reimbursements and recapture	1.12%	(4)
After expense waivers and reimbursements and recapture	1.20%	(4)
Ratio of net investment income to average
net assets:
Before expense waivers and reimbursements and recapture	(0.18)%	(4)
After expense waivers and reimbursements and recapture	(0.26)%	(4)
Portfolio turnover rate (5)	132%

Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2)	Calculated using average shares outstanding method.
(3)	Not annnualized.
Annnualized.
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Notes to Financial Statements
JUNE 30, 2010

1.   ORGANIZATION
The Keystone Large Cap Growth Fund (the “Fund”) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company.  The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest. The investment objective for the Fund is long-term growth of capital.

The Fund offers three classes of shares, Class A, Class C and Class I.  Class C shares have no sales charge, but are subject to a 1% contingent deferred sales charge if redeemed within one year.  Class C shares do not convert to Class A shares of the Fund. Class A and Class I shares have no sales charge.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

a) Investment Valuation
Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”).Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded or at last sales price on the national securities market. Exchange traded securities for which there were no transactions that day are valued at the latest bid prices.  Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices.  Debt securities (other than shortterm obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s advisor, Cornerstone Capital Management, Inc. (the “Advisor”).  Mutual funds are valued at Net Asset Value (NAV) close. Shortterm obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities for which quotations are not readily available, not currently traded, or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable, are valued at fair value as determined in good faith under procedures approved by and supervision of the Board of Trustees (the “Board”).  If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. For the year ended June 30, 2010, the Fund held no fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities (or other investments).  Care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

As of June 30, 2010, the Fund’s investments in securities were classified as follows:

	Fair Value Measurements as of June 30, 2010 Using
	Quoted Prices in
	Active Markets for		Significant Other	Significant
	Identical Assets		Observable Inputs	Unobservable Inputs
Description	(Level 1)		(Level 2)	(Level 3)	Total
Equity Securities			$-	$ -	$ 177,508,221
Common Stocks	$ 177,508,221	(a)	-	-	177,508,221
Total Equity Securities	177,508,221
Other
Mutual Fund
Investments	2,229,890	(b)	-	-	2,229,890
Total Other	2,229,890		-	-	2,229,890
Total	$ 179,738,111		$ -	$ -	$ 179,738,111

(a) All other industry classifications are identified in the Schedule of Investments.
(b) Mutual fund investments that are sweep investments for cash balances in the Fund at June 30, 2010.

On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standard Update for Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements.The update provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires the funds to disclose i) the input and valuation techniques used to measure fair value, for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.  Management has appropriately adopted and disclosed the required components of the standard as of June 30, 2010, and is currently evaluating the implications of the remaining components and their impact to the financial statements.

During the year ended June 30, 2010, there were no transfers between Level 1 and Level 2.

b) Federal Income Taxes
The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.Therefore, no income tax provision is required.Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.

The following information is provided on a tax basis as of June 30, 2010:

Cost of investments	$196,711,430

Gross unrealized appreciation	$10,953,910

Gross unrealized depreciation	(27,927,229)
Net unrealized appreciation (depreciation)	$(16,973,319)

Other accumulated gains (losses)	$(22,277,529)
Total accumulated earnings (losses)	$(39,250,848)

As of June 30, 2010, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

c) Distributions to Shareholders
The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis.  Distributions from net realized gains for book purposes may include short-term capital gains.  All net short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund.  The Fund did not pay any distributions during the years ended June 30, 2009 or 2010.

The following net realized capital loss carryforwards at June 30, 2010,may be utilized to offset future capital gains.  To the extent the Fund realizes future capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

Capital Loss Carryforward	Expiration Date
$17,929,310	6/30/2017
$4,348,219	6/30/2018

d) Expenses
The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to any class of shares of the Fund are allocated among classes on the basis of each class’ relative net assets. Fees paid under the Fund’s Rule 12b-1 plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

e) Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period.  Actual results could differ from those estimates.

f) Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on the total amount of net assets or net asset value per share.The adjustments are due to certain permanent book and tax differences related to net operating loss.

		Accumulated	Undistributed
	Paid in	Net Realized	Net Investment
	Capital	Gain on Investments	Income
Year ended June 30, 2010	$(866,461)	$ –	$866,461

g) Security Transactions and Investment Income
For financial reporting purposes, investment transactions are accounted for on the trade date.The Fund determines the gain or loss realized from investment transactions using the specific identification method.

Interest income is accrued as earned.  Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

h) Derivative Financial Instruments
The Fund may utilize options in an attempt to manage market or business risk or enhance returns.  When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to market daily to reflect the current market value of the option written.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.  As of June 30, 2010, the Fund did not hold any written option contracts.

Transactions in call options written during the year ended June 30, 2010, were as follows:
	Number	Premium	Realized
	of Contracts	Amount	Gain/(Loss)
Balance at June 30, 2009	–	$ –	$ –
Opened	513	201,639	–
Expired	125	(88,156)	772,975
Exercised	388	(113,483)	(127,162)
Balance at June 30, 2010	–	$ –	$645,813

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
The Fund has entered into an investment advisory agreement with the Advisor under which the Advisor manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses, and executive salaries.  The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

Effective March 1, 2010, the Advisor has contractually limited total expenses to 1.45% of average daily net assets for Class A shareholders (prior to March 1, 2010, the Advisor contractually limited total expenses to 1.50% of average daily net assets), 2.20% of average daily net assets for Class C shareholders and 1.20% of average daily net assets for Class I.  Such limitation is in effect through October 31, 2011.  The Advisor may extend the limitations at its discretion and may terminate the arrangement at any time after October 31, 2011.  Under this arrangement, any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses.  The Advisor is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years.Any such reimbursement will be reviewed and approved by the Board.  In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund expenses.  During the year ended June 30, 2010, the Advisor recovered previously reimbursed expenses of the Fund in the amount of $156,920.Reimbursed expenses, including prior period expenses, are subject to potential recovery by year of expiration, subject to Board approval.The Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Year of Expiration
June 30, 2011	$ 124,100
June 30, 2012	$ 40,201
$ 164,301

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”).Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% of average daily net assets and Class C shareholders pay fees at the annual rate of 1.00%.  For the year ended June 30, 2010, 12b-1 distribution expenses of $469,914 and $6,684 were accrued by Class A and Class C shares, respectively.  The fees are paid to Quasar for distribution related expenses and activities in connection with the distribution of the Fund’s shares.

The Fund bears certain other operating expenses, including brokerage and commission expenses; fees and expenses of legal counsel and independent registered public accounting firm; compensation of the Fund’s independent trustees; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were $45,815 in sales charges retained from the sale of Class A shares for the year ended June 30, 2010.  The Advisor received $988 in contingent deferred sales charges from the redemption of Class C shares for the year ended June 30, 2010. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

4.   CAPITAL SHARE TRANSACTIONS
Transactions of shares of the Fund were as follows:

The Keystone Large Cap Growth Fund – Class A Shares
	For the Year Ended June 30, 2010		For the Year Ended June 30, 2009
	Amount	Shares	Amount	Shares
Shares sold	$128,223,005	5,491,054	$39,645,284	1,986,573
Shares transferred to Class I	(3,099,281)	(136,894)	-	-
Shares redeemed	(59,094,000)	(2,476,663)	(23,224,482)	(1,301,017)
Net Increase	$66,029,724	2,877,497	$16,420,802	685,556
The Keystone Large Cap Growth Fund – Class C Shares
	For the Year Ended June 30, 2010		For the Year Ended June 30, 2009
	Amount	Shares	Amount	Shares
Shares sold	$669,240	29,188	$66,500	3,914
Shares redeemed	(365,644)	(15,703)	(99,821)	(5,350)
Net Increase (Decrease)	$303,596	13,485	$(33,321)	(1,436)
The Keystone Large Cap Growth Fund – Class I Shares
	For the Period From November 3, 2009 through June 30, 2010
	Amount	Shares
Shares sold	$ 5,720,729	225,663
Shares transferred from Class A	3,099,281	136,894
Shares redeemed	(156,181)	(6,871)
Net Increase	$8,663,829	355,686

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities.  There were no in-kind transfers during the years ended June 30, 2009, or 2010.

5.   INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the year ended June 30, 2010, were $293,149,450 and $217,967,553, respectively.  There were no purchases and sales of U.S. government securities for the Fund during this period.

6.   GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.   SUBSEQUENT EVENTS
The Fund has adopted standards which establish general standards of accounting and for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued.  The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

At its quarterly board meeting held on August 19, 2010, the Board of Trustees approved the suspension of sales of Class C shares of the Fund effective September 10, 2010 and the subsequent redesignation of the Class C shares of the Fund to Class A shares of the Fund effective on or about October 30, 2010.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Keystone Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Keystone Large Cap Growth Fund (the Fund), including the schedule of investments, as of June 30, 2010, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.

Our audit included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly,we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Large Cap Growth Fund at June 30, 2010, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis,MN
August 26, 2010

Additional Information (Unaudited)

TRUSTEE AND OFFICER COMPENSATION

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the year ended June 30, 2010, the aggregate compensation paid by the Fund to the independent trustees was $28,500.  The Fund did not pay any special compensation to any of its trustees or officers.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request by calling the Fund at (866) 596-3863.

PROXY VOTING
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the year ended June 30, 2010 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Web site at www.sec.gov.

AVAILABILITY OF QUARTERLY
PORTFOLIO HOLDINGS
The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.The Form N-Q is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Web site at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Board Approval of Advisory Contract and Fees
The Fund’s Board of Trustees, including a majority of the independent trustees, has the responsibility to approve the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Fund’s investment adviser, Cornerstone Capital Management, Inc. (“Cornerstone”).  Each year the Board of Trustees votes on the renewal of the Fund’s Investment Advisory Agreement pursuant to which Cornerstone acts as investment adviser of the Fund.  The Board unanimously approved the renewal of the Fund’s Investment Advisory Agreement at a Board meeting on May 20, 2010.  The Fund’s Board of Trustees receives a wide variety of materials and information throughout the year about the Fund’s investment performance, adherence to its stated investment objective and strategies, expenses, sales and redemptions, regulatory compliance, and management.  The trustees meet quarterly with the Fund’s portfolio manager and with Cornerstone analysts and its trader at various Board meetings throughout the year.  The trustees also receive frequent updates on industry developments and best practices.

At the May 2010 Board meeting, the trustees also evaluated other information, including written descriptions of Cornerstone’s organization and current staffing, its risk management approach,written and oral reports on Cornerstone’s fee schedules, a profitability analysis, a report on brokerage allocation practices and related soft dollar arrangements, a copy of Cornerstone’s Form ADV Part II, excerpts from SEC commissioners’ speeches regarding the advisory contract approval process, assurance that all disclosures relating to each Class and Cornerstone in the Fund’s registration statement and other reports are complete and accurate, and assurance that the Fund and Cornerstone are operating in compliance with applicable law.   The trustees reviewed the terms of the Investment Advisory Agreement and a memorandum from Fund counsel outlining their legal duties and responsibilities as trustees in connection with this annual review.  The trustees also reviewed such duties and responsibilities in executive session with Fund counsel without Cornerstone representatives present.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee may have attributed different weights to the various factors.  The trustees evaluated all information available to them.  The material factors and conclusions that formed the basis for the trustees’ continuation of the Investment Advisory Agreement (including the appropriateness of the advisory fees payable thereunder) were discussed by the trustees.  The trustees determined that the overall arrangements between the Fund and Cornerstone are fair and reasonable in light of the services performed, expenses incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment.

Management Fee and Other Expenses
In preparation for the Board meeting, the trustees evaluated extensive materials, including a report prepared by the Fund’s administrator containing comparisons of the Fund’s total expenses, advisory fees, accounting fees, custodian fees, transfer agent fees, administration fees, and 12b-1fees,with industry data from Lipper Analytical Services (“Lipper”).  The fund administrator used Lipper data concerning the category “Large Cap Growth Funds”with from 0-$350 million in assets to identify comparable funds for comparison purposes (the “Peer Group”).  The Lipper information indicated that the Fund’s contractual investment advisory fee of .70% was lower than the Peer Group’s median and average contractual advisory fee, and the net advisory fee was slightly higher than Peer Group’s net median advisory fee.  The Lipper information also indicated ,with respect to Class A and Class C shares, that total expenses were slightly higher than peer group averages and the total expenses for the new Class I shares were also above the Peer Group average. The trustees also noted Cornerstone’s continued renewal of the expense limitation agreement pursuant to which Cornerstone reimburses Fund expenses or waives its advisory fee as well as Cornerstone’s recent effort to lower such expense limitation with respect to the Class A shares.

The trustees evaluated the advisory fees charged by Cornerstone for advisory clients other than the Fund.  The standard client advisory fee for institutional investment management clients begins at .85% of assets under management and has breakpoints at higher asset levels. Cornerstone also provided information regarding, and the trustees discussed, other advisory fees that certain institutional investment management clients (including for subadvisory services) have negotiated separately with Cornerstone that are lower than the Fund’s advisory fee.  The Fund’s advisory fee is .70% of assets and contains no breakpoints.  This results in a higher advisory fee than would be charged under the standard client arrangements for institutional investment management clients.  The trustees noted, however, that many additional services are provided (and costs are incurred) by Cornerstone in managing the Fund.  For example,Cornerstone provides the Fund with office space, facilities, equipment, administrative and other services (exclusive of, and in addition to, any such services provided by other service providers to the Fund), and executive and other personnel as are necessary for its operations, including the Fund’s president, treasurer, and chief compliance officer. Cornerstone also coordinates the Fund’s external vendors and pays all of the compensation of those Cornerstone employees who also serve as officers and employees of the Fund. The trustees believe that the additional services provided to the Fund justify higher fees than those paid by non-fund clients of Cornerstone.  The trustees and Cornerstone also discussed whether the imposition of breakpoints was appropriate to realize economies of scale at this point in time and concluded that given the current size of the Fund, such breakpoints were not yet appropriate.

Costs of Services Provided and Profitability to Cornerstone
At the Board meetings, the trustees received and evaluated a report on Cornerstone’s profitability in managing the Fund.  The trustees noted that Cornerstone had made a minor profit with respect to the Fund for the first time in fiscal 2009 and through the first ten months of the current fiscal year.  The trustees discussed Cornerstone’s expense limitation agreement with the Fund,which requires Cornerstone to reduce its fees and/or absorb expenses of the Fund to ensure that total annual operating expenses for Class A, Class C and Class I shares do not exceed 1.45% , 2.20% and 1.20%, respectively, of the Fund’s average net assets, excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses.  The trustees noted that the expense limitation agreement permits Cornerstone to request a reimbursement of any reduction in advisory fees or payment of expenses made by the Adviser within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund, subject to review and approval by the trustees. The trustees noted that the Adviser had recouped certain expenses or waived fees during the year, but that a material amount of expenses and fees had still been waived by Cornerstone.

Investment Performance
At each quarterly meeting, the trustees review a report prepared by Cornerstone with Russell index information comparing each Class’s investment performance to such indexes.  Based on this information and quarterly interviews with the Fund’s portfolio manager, the trustees believe that Cornerstone manages the Fund in a manner that is materially consistent with its stated objective and style.

The trustees noted that the Fund’s performance on an absolute basis for the one year period ending March 31, 2010 was strong, although it had underperformed its benchmark.  The trustees further noted that over the one and three year periods ended March 31, 2010 the Fund had underperformed its benchmark and that the Class A shares since inception through March 31, 2010 had underperformed by only 10 basis points.  In reviewing this investment performance, the trustees considered the unusual market conditions of the past several years, Cornerstone’s investment style and the portfolio manager’s assessment of his approach.

Based upon the foregoing information, the trustees concluded that Cornerstone’s investment performance had been satisfactory and were optimistic improvements would be apparent over the longer term.

Ancillary Benefits to Cornerstone
The trustees considered that Cornerstone benefits from certain soft-dollar arrangements. The trustees noted that Cornerstone’s profitability would be lower if it had to pay for these benefits out of its own assets. The trustees reviewed information regarding Cornerstone’s trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The trustees noted that the Fund is generally bearing a proportionate share of soft dollar commissions.The trustees noted that Cornerstone has represented to them that all of its soft dollar arrangements have been and will continue to be consistent with applicable legal requirements, including seeking best execution.

The trustees also recognized that Cornerstone may derive reputational and other benefits from its association with the Fund.

Nature, Extent and Quality of Services Provided by Cornerstone
In addition to its provision of investment management services,Cornerstone also provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by other services providers to the Fund) and officers and personnel as are necessary for its operations. Cornerstone pays all of the compensation of trustees, officers, and employees of the Fund.

The trustees considered such services as well as the quality of Cornerstone’s resources that are used by the Fund. The trustees examined the experience and professional qualifications of Cornerstone’s personnel and the size and functions of its staff. The Board has met with the Fund’s portfolio manager each quarter and various analysts and Cornerstone’s trader at meetings throughout the year.  In reviewing these services, the trustees also considered Cornerstone’s intentions to add more specialized resources with respect to compliance and financial management for both the adviser and the fund.  The trustees considered the quality and scope of services provided by Cornerstone under the Investment Advisory Agreement and concluded that Cornerstone has provided satisfactory executive and administrative management and other services during and prior to the last year.

Conflicts of Interest
The trustees noted that Cornerstone has represented that it has no arrangements to share its Fund-related revenues with any third parties or service providers, although it may from time to time make payments related to distribution out of its own resources consistent with its public disclosures.  The trustees noted that Cornerstone has represented that it receives no compensation in any form from any Fund service provider.

After considering all of these factors, the trustees decided that the overall arrangements between the Fund and Cornerstone as provided in the Investment Advisory Agreement are fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment. After full consideration of these and other factors, the Board of Trustees, including a majority of the independent trustees, unanimously approved the renewal of the Investment Advisory Agreement.

# Trustees and Officers

| Name, Address and Date of Birth | Position(s) | Term of Office and Length of Time Served | Principal Occupation(s) During Past 5 Years | Number of Portfolios in Complex Overseen by Trustee | Other Directorships Held by Trustee |
|---|---|---|---|---|---|
| **INDEPENDENT TRUSTEES:** | | | | | |
| John H. Grunewald<br>7101 W 78th Street<br>Suite 201<br>Bloomington, MN 55439<br>Born 1936 | Trustee | Indefinite, until successor elected<br>Since Inception | Retired | 1 | Director, Renaissance Learning, Inc. |
| Daniel R. Luthringshauser<br>7101 W 78th Street<br>Suite 201<br>Bloomington, MN 55439<br>Born 1935 | Trustee | Indefinite, until successor elected<br>Since Inception | Principal and Senior Executive, DRL International, 1998–Present | 1 | None |
| Clifford L. Olson<br>7101 W 78th Street<br>Suite 201<br>Bloomington, MN 55439<br>Born 1946 | Trustee | Indefinite, until successor elected<br>Since May 2007 | President, Casson Group, Inc., 1993–Present | 1 | None |
| **INTERESTED TRUSTEES:** | | | | | |
| Andrew S. Wyatt<br>7101 W 78th Street<br>Suite 201<br>Bloomington, MN 55439<br>Born 1961 | Trustee, President, Treasurer, Chief Compliance Officer | Indefinite, until successor elected<br>Since Inception | Chief Executive Officer, Cornerstone Capital Management, Inc. 1993–Present | 1 | None |
| **OFFICERS:** | | | | | |
| Thomas G. Kamp<br>7101 W 78th Street<br>Suite 201<br>Bloomington, MN 55439<br>Born 1961 | Vice President, Investments | Indefinite, until successor elected<br>Since Inception | President and Chief Investment Officer, Cornerstone Capital Management, Inc., 2006–Present<br><br>Senior Vice President, Alliance Capital Management LP, 1993–2006 | N/A | N/A |

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and/or
•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

KEYSTONE
MUTUAL FUNDS

**BOARD OF TRUSTEES**
Andrew Wyatt,
*Chairman of the Board*
Daniel Luthringshauser
Clifford Olson
John Grunewald

**INVESTMENT ADVISOR**
Cornerstone Capital Management, Inc.
7101 W 78th Street, Suite 201
Bloomington, MN 55439

**DISTRIBUTOR**
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

**LEGAL COUNSEL**
Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

**CUSTODIAN**
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

**TRANSFER AGENT**
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

**INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM**
Ernst & Young LLP
220 South 6th Street, Suite 1400
Minneapolis, MN 55402

*The Fund's Statement of Additional Information ("SAI") contains additional information about the Fund's Trustees and is available without charge (i) upon request by calling (866) 596-3863; and (ii) on the SEC's Web site at www.sec.gov.*

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-596-3863

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Grunewald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  There were no Audit-related services provided by the principal accountant during the past two fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$ 26,250.00	$ 25,000.00
Audit-Related Fees	$ -	$ -
Tax Fees	$ 4,000.00	$ 3,850.00
All Other Fees	$ -	$ -

The audit committee’s charter requires it to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  When non-audit services have been rendered to the registrant's investment adviser the audit committee of the board of trustees/directors considers whether the provision of such non-audit services is compatible with maintaining the principal accountant's independence.  During the last two fiscal years, no non-audit services were rendered to the registrant's investment adviser.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	$4,000	$3,850
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 5, 2007.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Keystone Mutual Funds

By (Signature and Title)   /s/ Andrew S. Wyatt
   Andrew S. Wyatt, President

Date       September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Andrew S. Wyatt
  Andrew S. Wyatt, President

Date       September 7, 2010

By (Signature and Title)    /s/ Loren R. Kix
Loren R. Kix, Treasurer

Date       September 7, 2010